October 2024 Corporate Presentation Avalo Therapeutics, Inc. (AVTX) EXHIBIT 99.2

Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward- looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Avalo’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: integration of AVTX-009 into our operations; drug development costs, timing of trial results and other risks, including reliance on investigators and enrollment of patients in clinical trials; the intended use of the proceeds from the private placement; reliance on key personnel; regulatory risks; general economic and market risks and uncertainties, including those caused by the war in Ukraine and the Middle East; and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission, available at www.sec.gov. Actual results may differ from those set forth in the forward- looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2

Executive Summary IL, interleukin; IND, investigational new drug application; mAB, monoclonal antibody; MOA, mechanism of action. 3 AVTX-009 (anti-IL-1β mAb) has the potential for a best-in-disease profile in hidradenitis suppurativa (HS) with: • Clinically validated and derisked MOA • Highly potent anti-inflammatory properties with favorable half-life that may allow for improved efficacy and convenient dosing • Favorable safety profile Expected cash runway into 2027 AVTX-009 has the potential to treat multiple immune-mediated diseases HS is anticipated to become a $10B market Phase 2 LOTUS trial initiated • Topline Data expected 2026

A proven track record of successful leadership, product development, and commercialization in pharma and biotech Avalo Management Team 175+ Years of Experience in Biotech/Pharma 4 Lisa Hegg, PhD SVP, Program Management, Corporate Infrastructure, Clinical Operations Colleen Matkowski SVP, Global Regulatory Affairs, Quality Assurance Dino C. Miano, PhD SVP, CMC, Technical Operations Chris Sullivan Chief Financial Officer Mittie Doyle, MD Chief Medical Officer Paul Varki Chief Legal Officer Garry A. Neil, MD Chief Executive Officer Chairman of the Board

IL-1β Is Increasingly Recognized as a Master Regulator of Inflammation

- IL-1β is a central driver of the inflammatory process[1] and activates immune cells that generate proinflammatory cytokines including:
  - IL-6
  - TNF-α
  - IL-17
- IL-1β is involved in the pathogenesis of many autoimmune and autoinflammatory diseases
- Inhibition of IL-1β has been shown to be effective and safe in a variety of inflammatory diseases, including hidradenitis suppurativa[1-3]



Interleukin-1β Blockade
Endothelial Cells
Reduces leukocyte adhesion, procoagulant, inflammatory mediator, and pyrogenic prostaglandin production
Smooth Muscle Cells
Reduces proliferation, inflammatory mediator production
IL-6
Hepatocytes
Reduces acute phase reactants: fibrinogen, plasminogen activator inhibitor, CRP
Leukocytes
Dampens neutrophil response at site of inflammation

5

CRP, C-reactive protein; IL, interleukin; TNF, tumor necrosis factor.

1. Dinarello CA. *Immunol Rev.* 2018;281(1):8-27; 2. Kany S, et al. *Int J Mol Sci.* 2019;20(23):6008; 3. Kimball AB, Ackerman L, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA.

avalo THERAPEUTICS

AVTX-009 Is a Highly Potent and Specific Inhibitor of IL-1β

- Originally developed by Eli Lilly[1,2]
- AVTX-009 exhibits superior potency compared to ILARIS® (canakinumab) in vitro
  - Higher affinity for IL-1β: K_D of <3 pM vs. 60 pM canakinumab[3]
- Stable 150 mg/mL dosage formulation[4]
  - Suitable for subcutaneous and intravenous administration
  - Initial presentation will be a prefilled syringe, post-approval plan to provide as an autoinjector
- Clinical experience: 245 patients studied in phase 1 and phase 2 trials[2,4-7]
  - Significant and rapid lowering of inflammatory biomarkers after a single dose in clinical trials
  - Excellent tolerability and safety at all doses up to 180 mg weekly
- Potency and half-life expected to support Q4W or less frequent dosing

AVTX-009 Has Higher Potency than Canakinumab



IC50, ng/ml
AVTX-009 1.1
Canakinumab 26.3
% MAX SIGNAL
100
75
50
25
0
0.001
0.01
0.1
1
10
100
1000
10000
ng/ml

AVTX-009 Has a Strong Pharmacokinetic Profile



IV 60 Minute Infusion 150 mg
SC Injection 150 mg
Mean AVTX-009 Serum Concentration µg/mL
100
10
1
0.1
0
200
400
600
800
1000
1200
1400
1600
1800
2000
Time (hr)

IL, interleukin; IV, intravenous; K_D, dissociation constant; Q4W, every 4 weeks; SC, subcutaneous.

1. Bihorel S, et al. *AAPS J.* 2014;16(5):1009-1017; 2. Sloan-Lancaster J, et al. *Diabetes Care.* 2013;36(8):2239-2246; 3. Chakraborty A, et al. *Clin Pharmacokinet.* 2012;51(6):e1-e18; 4. Data on file; 5. NCT04983732. Clinicaltrials.gov. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT04983732; 6. NCT00942188. Clinicaltrials.gov. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT00942188; 7. NCT00380744. Clinicaltrials.gov. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT00380744.

6

AVTX-009 Has High Affinity, High Bioavailability, and Long Half-Life


IL-1β
IL-1α


IL-1β

	Lutikizumab[1,2]	AVTX-009[3]
IL-1β K_D (pM)	21	**<3**
Subcutaneous bioavailability	46%	**73%**
Half-life	10-14 days	**19 days**

K_D, dissociation constant; pM, picomolar.

1. Lacy SE, et al. *mAbs.* 2015;7(3):605-619.
2. Wang SX, et al. *Osteoarthritis Cartilage.* 2017;25(12):1952-1961.
3. Bihorel S, et al. *AAPS J.* 2014;16(5):1009-1017.

7

8 Hidradenitis Suppurativa (HS)

Hidradenitis Suppurativa: a Chronic Disease with a High Unmet Need HS, hidradenitis suppurativa. 1. Ingram JR, et al. J Eur Acad Dermatol Venereol. 2022;36(9):1597-1605. 9 • Hidradenitis suppurativa is a chronic, often debilitating inflammatory skin disease that causes painful lumps, abscesses, and tunnels to form under the skin • Current treatments include: • Antibiotics • Retinoids • Steroids • Cosentyx, Humira 0 10 20 30 40 50 60 70 80 90 P ro p o rt io n o f p a ti e n ts re p o rt in g a s y m p to m Mild HS (n = 1179) Moderate HS (n = 523) Severe HS (n = 85) Despite treatment, a large proportion of patients still report significant and life-disrupting symptoms1

HS Causes Severe Pain and High Patient Burden Photo from Cotter C, Walsh S. Skin Health and Disease. 2021;1(1):e7. CC-BY-4.0 License. HS, hidradenitis suppurativa; IL, interleukin. 1. Johnston L, et al. J Cutaneous Med Surg. 2023;27(5):487-492; 2. Ingram JR, et al. J Eur Acad Dermatol Venereol. 2022;36(9):1597-1605; 3. Kimball AB, et al. Dermatol Ther. 2024;14:83-98; 4. Grimstad Ø, et al. J Eur Acad Dermatol Venereol. 2019;33(6):1164-1171; 5. Ren K, Torres R. Brain Res Rev. 2009;60(1):57-64. 10 H u rl e y S ta g e 1 ( n = 3 1 ) H u rl e y S ta g e 2 ( n = 1 8 8 ) H u rl e y S ta g e 3 ( n = 3 6 ) 0 1 2 3 4 5 6 7 8 9 10 Mean NRS pain score M e a n N R S s co re ( p a in ) No pain Mild Moderate Severe Worst Pain Mean Pain Scores by Disease Stage3,4 Nape of neck Breast/chest Buttocks and anus Inner thighs Groin and genitals Abdomen Armpit Areas commonly affected by HS include2: • Pain is a frequently overlooked aspect of HS1,2 • Even patients with “mild” disease report high levels of pain3,4 • This pain interferes with everyday life, sleep, and even movement2 • IL-1β blockade has been shown to reduce pain in multiple inflammatory conditions5

Chronic Inflammation in Hidradenitis Suppurativa Progresses to Tissue Destruction



Nodule
Formed from follicular blockage



Abscess
Follicular rupture



Tunnels
- Formed from progressing abscesses
- Infection and malodorous discharge
- Scarring

Long-term inflammatory dysregulation
Continued extracellular matrix breakdown and remodeling

Disease progression

Hidradenitis suppurativa patients need a potent and targeted anti-inflammatory treatment

11

Photos from Mendes-Bastos P, et al. *Front Med (Lausanne).* 2024;11:1403455; Ovadja ZN, et al. *Brit J Dermatol.* 2019;181:243-244; Cotter C, Walsh S. *Skin Health and Disease.* 2021;1(1):e7. CC-BY-4.0 License.
1. Diaz MJ, et al. *Curr Iss Mol Bio.* 2023;45:4400-4415; 2. Agnese ER, et al. *Cureus.* 2023;15(11):e49390; 3. de Oliveira ASLE, et al. *Biomolecules.* 2022;12(10):1371.

avalo THERAPEUTICS

Diagnosed and Treated HS Population is Projected to Grow Substantially into a $9.5B+ Market by 2035[1]

	2023 *US Base Data*	2035 *US Projected*	MARKET DRIVERS
Overall HS prevalence[2]	3.3 million	3.5 million *(0.5% US population CAGR)*	**Potential Market Opportunity** Overall prevalence of HS of 3.3M expected to grow to 3.5M
HS diagnosed and treated[3]	1.0 million	1.6 million *(4% HS diagnosis CAGR)[a]*	**Total Addressable Market** Number of patients with HS diagnosed and treated will grow significantly from 30% to 45% of the total population, driven by new development and visibility with HCPs and patients
Moderate-to-severe HS[4]	320,000	513,000	**Segment Addressable Market** Increased recognition of disease leads to 60% growth of identified moderate to severe HS
Receiving biologics[5]	105,000 *(33% on biologics in 2023)*	205,000 *(40% on biologics in 2030)[a]*	**Treated Addressable Market** New approvals will lead to more patients being given biologics, increasing from 30% to 40% share of segment, evidenced by the recent quickly growing use of Cosentyx in HS post-approval

[a]HS diagnosis and treatment rates and biologic treatment rates are expected to increase over time.
CAGR, compound annual growth rate; HCP, healthcare provider; HS, hidradenitis suppurativa; US, United States.
1. HS Market Research 2024. Avalo Therapeutics Data on File; 2. Garg A, et al. *Am J Clin Dermatol.* 2023;24:977-990; 3. Garg AX, et al. *Dermatol Ther.* 2022;3:581-594; 4. Ingram JR, et al. *J Eur Acad Dermatol Venereol.* 2022;36(9):1597-1605; 5. Rinderknecht FB, Naik HB. *Int J Womens Dermatol.* 2024;10(1):e130.

12

avalo THERAPEUTICS

IL-1β is Strongly Implicated in the Pathophysiology of HS[1]

- The inflammatory cascade in HS is triggered by various external stimuli including:
  - Smoking
  - Dysbiosis
  - Mechanical stress
- IL-1β is a key driver of the inflammatory cascade that leads to the destruction of the pilosebaceous unit
- HS patients exhibit increased IL-1β levels in lesional skin[2,3]
- Clinical benefit for HS has been observed with anti-IL-1 drugs[4]



macrophage
keratinocyte
DCs
Dysbiosis
nicotine
Mechanical Friction
PAMPs DAMPs
Pro-IL-1α
Pro-IL-1β
Pro-IL-18
Full length IL-36s
neutrophil
Inflammasome Caspase 1
Neutrophil elastase Proteinase-3 Cathepsin-G
IL-1α
IL-1β
IL-1α
IL-36α
IL-36β
IL-36γ
IL-1R1
IL-1R3
IL-1R3
IL-36R
Fibroblast
Keratinocyte
Endothelial cell
Macrophage
T cell
Proinflammatory cytokines

13

DAMP, damage-associated molecular pattern molecule; DC, dendritic cell; HS, hidradenitis suppurativa; IL, interleukin; R, receptor; PAMP, pathogen-associated molecular pattern molecule.

1. Calabrese L, et al. *Biomolecules.* 2024;14(2):175; 2. Vossen ARJV, et al. *J Invest Dermatol.* 2020;140(7):1463-1466.e2; 3. Kelly G, et al. *Br J Dermatol.* 2015;173(6):1431-1439; 4. Kimball AB, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA.

avalo THERAPEUTICS

Hidradenitis Suppurativa Patients Often Have Other Comorbidities That Could Impact Treatment

Patients have a **~2-6x** increased risk of inflammatory bowel disease[1]

Patients have a **~2x** increased risk of myocardial infarction, acute embolism, or deep vein thrombosis[2]

Patients have a **~1.5x** increased risk of cancer (overall) and a **~2.6x** increased risk of cutaneous squamous cell carcinoma[3]

22-50% of patients are obese and nearly **1 in 3** have diabetes[2,3]

14

1. Chen WT, Chi CC. *JAMA Dermatol.* 2019;155(9):1022-1027; 2. Krajewski PK, et al. *Int J Dermatol.* 2024;63(6):799-805; 3. Abu Rached N, et al. *Ann Med.* 2024;56(1):2382372; 4. Garg A et al. *Am J Clin Dermatol.* 2023; 24: 977–990; 5. Rinderknecht F-AB, Naik HB. *Int J Womens Dermatol.* 2024;10(1): e130.

Warnings and Precautions in Commonly Used Immunologic Drugs

RINVOQ
upadacitinib
JAK1 Inhibitor[1]

- Serious infection
- Opportunistic infection
- Risk of malignancy
- Thrombosis
- Blackbox warning: All-cause mortality

HUMIRA
adalimumab
Anti-TNF1[2]

- Serious infection
- Opportunistic infection
- Risk of malignancy
- Thrombosis

Cosentyx
(secukinumab)
Bimzelx
(bimekizumab-bkzx)
Anti-IL-17[3,4]

- Serious infection
- IBD exacerbation
- Suicidal ideation (Bimzelx)

ILARIS
(canakinumab)
150 mg subcutaneous injection
Arcalyst
(rilonacept) For Injection
Kineret
(anakinra)
Anti-IL-1β[5]/IL-1[6,7]

- Serious infection
- Opportunistic infection (isolated cases with Ilaris)

HS, hidradenitis suppurativa; IBD, inflammatory bowel disease; IL, interleukin; JAK1, janus kinase 1; MOA, mechanism of action; TNF, tumor necrosis factor.

1. Rinvoq. Package insert. AbbVie Inc.; 2024; 2. Humira. Package insert. AbbVie Inc.; 2024; 3. Cosentyx. Package insert. Novartis Pharmaceuticals Corporation; 2024; 4. Bimzelx. Package insert. UCB Inc.; 2023; 5. Ilaris. Package insert. Novartis Pharmaceuticals Corporation; 2023; 6. Arcalyst. Package insert. Kiniksa Pharmaceuticals (UK), Ltd.; 2021; 7. Kineret. Package insert. Swedish Orphan Biovitrum AB; 2000.

15

avalo THERAPEUTICS

Previous Clinical Trials Validate and Derisk Our MOA HiSCR, hidradenitis suppurativa clinical response; IL, interleukin; JAK1, janus kinase 1; MOA, mechanism of action, TNF, tumor necrosis factor; wk, week; QD, daily; QW, weekly, Q2W, every other week; Q4W, ever 4 weeks. 1. Kirby JS, et al. JAAD. 2024;90(3):P521-529; 2. Acelyrin Press Release. September 11, 2023. Accessed September 10, 2024. https://investors.acelyrin.com/news-releases/news-release-details/acelyrin-inc-announces-top-line- results-placebo-controlled; 3. Kimball AB, et al. Lancet. 2024;403(10443):2504-2519; 4. Kimball AB, Kirby B, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA; 5. ClinicalTrials.gov identifier: NCT04988308. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT04988308; 6. Kimball AB, Ackerman L, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA. 16 0% 20% 40% 60% P ro p o rt io n o f p a ti e n ts a ch ie v in g e n d p o in t HiSCR75 Trial Phase 2 Phase 2B/3 BE HEARD II BE HEARD I Phase 2 Phase 2 Phase 2 interim analysis Phase 2 Phase 2 n/N 52/52 57/175 291/509 289/505 67/234 66/234 35/70 37/153 39/153 Time 12 wk 16 wk 16 wk 16 wk 12 wk 12 wk 16 wk 16 wk 16 wk IL-1α Bermekimab5 1050 mg QW JAK1 Povorcitinib1 75 mg QD IL-17A or IL-17A, F, A/F Izokibep2 Bimekizumab3 Sonelokimab4 120 mg Q2W > Q4W 240 mg Q2W160 mg QW 320 mg Q2W IL-1α/β Lutikizumab6 300 mg Q2W 300 mg QW Comparable efficacy in a sicker population (65%-74% Hurley stage III) that had already failed anti-TNF therapy Failure in phase 2 validates focusing on IL-1β Placebo Investigational drug (placebo adjusted)

Key Secondary Endpoints: • TEAEs • HiSCR50, HiSCR90 • International HS Severity Score System (IHS4) • AN count, draining fistula count • Patient’s Global Assessment of Skin Pain (PGA Skin Pain) (NRS30) • Percentage of subjects with flares • ADA Exploratory Endpoints: • PK • HiSQOL, DLQI, PHQ-9 • Biomarkers: • CRP • IL-6 • Potentially other biomarkers • HS for at least 6 months prior to baseline • Total AN count of ≥5 at baseline • HS lesions must be present in at least 2 distinct anatomic areas • At least one HS lesion that is Hurley stage II or III • Enrollment of patients who have not failed anti-TNF therapy (naive or exposed) will be capped at 40% Primary Endpoint: Percentage of participants achieving HiSCR75 at 16 weeks Key Secondary/Exploratory Endpoints Efficacy and Safety of AVTX-009 Treatment in Participants With Hidradenitis Suppurativa Key Inclusion Criteria Primary Study Endpoint AVTX-009 loading dose 600 mg then 300 mg SC Q4W AVTX-009 loading dose 300 mg then 150 mg SC Q2W Placebo 6-week safety follow-up 0 2 4 8 10 12 14 P re -s c re e n in g : d a y – 2 8 t o d a y – 7 EOT (week 16) EOS (week 20) Week 6 16 Phase 2 LOTUS Trial in Hidradenitis Suppurativa (AVTX-009-HS-201, NCT06603077) R 1:1:1 N = ~180a aTrial has 80% power to show a HiSCR75 response for each individual arm (based on lutikizumab phase 2 HiSCR75). ADA, antidrug antibody; AN, abscess and inflammatory nodule; CRP, C-reactive protein; DLQI, dermatology life quality index; EOS, end of study; EOT, end of treatment; HiSCR, Hidradenitis Suppurativa Clinical Response; HiSQOL, hidradenitis suppurativa quality of life; HS, hidradenitis suppurativa; NRS30, numerical rating scale 30; PHQ-9, patient health questionnaire-9; PK, pharmacokinetics; Q2W, every 2 weeks; Q4W, every 4 weeks; R, randomize; SC, subcutaneous; TEAE, treatment emergent adverse event; TNF, tumor necrosis factor. 17

Timelines: Looking Forward aProjected; bPending readout from phase 2. IND, investigational new drug application. 18 2026 LOTUS (Ph 2) readouta 2027+ Initiate Ph 2b/3b Q1 2025 Final site activated for LOTUSa 2H 2024 First patient enrolled in phase 2 LOTUS (Ph 2) March 2024 Merger with AlmataBio July 2024 Active IND for AVTX-009

19 Potential Additional Indications

Role of IL-1β in IBD

- IL-1β plays a central role in inflammation in IBD[1]
  - IL-1β is a key cytokine produced upon inflammasome activation
  - Dysregulated inflammasome activation has been implicated in the pathogenesis of Crohn's disease
- IL-1–driven stromal–neutrophil interactions define a subset of patients who do not respond to current therapies[2,3]
- There is an observed overlap of patients that have IBD and HS[4,5]



Microbiome
Macrophage
IL-1β
IL-6
T cell
TH17
IL-17
IFN-γ
TLR ligand (LPS)
NLR ligand (MDP)
NLR
NEK7
NLRP3
ASC
IL-10
CARD8
Pro-caspase-1
Caspase-1
Pro-IL-1β
IL-1β

20

HS, hidradenitis suppurativa; IBD, inflammatory bowel disease.

1. Mao L, et al. *Front Immunol.* 2018;9:2566; 2. Friedrich M, et al. *Nat Med.* 2021;27(11):1970-1981; 3. Cader MZ, Kaser A. *Nat Med.* 2021;27(11):1870-1871; 4. Chen WT, Chi CC. *JAMA Dermatol.* 2019;155(9):1022-1027; 5. Zhang M, et al. *World J Clin Cases.* 2021;9(15):3506-3516.

Recent IL-1 Trial Initiations in IBD • The goal of IBD therapeutics is remission, yet only a minority of IBD patients obtain remission with current therapies • AbbVie is currently conducting studies to evaluate lutikizumab, a dual variable domain IL-1α/1β antagonist as monotherapy in ulcerative colitis and in combination with Skyrizi in Crohn’s Disease There is an opportunity for greater efficacy for patients with IBD with AVTX-009 as a monotherapy and in combination with anti-IL-23 IBD, inflammatory bowel disease; UC, ulcerative colitis. 21 “…we believe lutikizumab has the potential to be used in combinations to provide transformational levels of efficacy in IBD. We plan to evaluate combo approaches with lutikizumab and Skyrizi…in Crohn’s. Our Phase 2 studies in IBD are expected to begin later this year.” ⁻ Roopal Thakkar, MD SVP, Global Therapeutics Chief Medical Officer AbbVie 4Q23 Earnings Call Transcript

22 Executive Summary

Executive Summary IL, interleukin; IND, investigational new drug application; mAB, monoclonal antibody; MOA, mechanism of action. 23 AVTX-009 (anti-IL-1β mAb) has the potential for a best-in-disease profile in hidradenitis suppurativa (HS) with: • Clinically validated and derisked MOA • Highly potent anti-inflammatory properties with favorable half-life that may allow for improved efficacy and convenient dosing • Favorable safety profile Expected cash runway into 2027 AVTX-009 has potential to treat multiple immune-mediated diseases HS is anticipated to become a $10B market Phase 2 LOTUS trial initiated • Topline Data expected 2026

24 NASDAQ: AVTX www.avalotx.com

25 Appendix

Avalo Capitalization 18.6M shares of preferred stock automatically converted to common stock subject to beneficial ownership limitations on August 13, 2024, the date of Avalo’s Annual Stockholder Meeting; 2The warrants are exercisable for ~$5.80 per underlying share of common stock and expire on the earlier of (i) the fifth anniversary of the date of issuance or (ii) the thirty-first day following the public announcement of the first patient dosed in a Phase 2 trial of AVTX-009 in hidradenitis suppurativa; 3Does not include 2.6M stock options and restricted stock units outstanding resulting in a fully dilutive share count of ~38M; 4Reported closing price of our common stock on August 13, 2024 26 As of August 13, 2024 Number of shares • Common shares outstanding1 9.7M • Preferred stock1 13.7M • Warrants issued on March 28, 20242 12.0M • Adjusted common shares outstanding3 35.4M • Stock price4 $9.88 • Adjusted market capitalization $349.4M Common Stock Assuming Conversion of Preferred Stock and Exercise of Warrants Adjusted Share Count3 Adjusted Market Capitalization